                                                                CONFORMED COPY


                                                 This Instrument Prepared By

                                                 /s/ Donna J. Quisenberry
                                                 -------------------------------
                                                 Donna J. Quisenberry
                                                 Delmarva Power & Light Company
                                                 800 King Street
                                                 Wilmington, Delaware 19801


================================================================================



                       DELMARVA POWER & LIGHT COMPANY



                                     TO



                               CHEMICAL BANK,
                                  Trustee.







                          EIGHTY-SIXTH SUPPLEMENTAL
                                  INDENTURE



================================================================================


                         Dated as of October 1, 1993
           (but executed on the dates shown on the execution page)

                         DELMARVA POWER & LIGHT COMPANY

                      Eighty-Sixth Supplemental Indenture
                          Dated as of October 1, 1993

                             TABLE OF CONTENTS*




                                                            PAGE
Parties...................................................     1

Recitals..................................................     1

Form of Bond of the 1993C Series..........................     2

Recitals..................................................     7

Granting Clauses..........................................     8

Granting Clauses..........................................     9

Appurtenances.............................................    16

After Acquired Property Clause............................    16

Properties Excepted from Lien and Operation of Indenture..    16

Habendum..................................................    17

Subject Clause............................................    17

Grant in Trust............................................    17


                                  ARTICLE I

           DESIGNATIONS, PROVISIONS, DENOMINATIONS AND ISSUANCE OF
             BONDS OF THE 1993C GAS FACILITIES REFUNDING SERIES


Sec. 1.  Designations and Provisions of the Bonds.........    18

Sec. 2.  Bonds Issued to State Trustee as Collateral......    18

Sec. 3.  Payment of the Bonds.............................    18

Sec. 4.  Redemption of the Bonds Prior to Maturity........    19

Sec. 5.  Waiver of Notice of Redemption...................    20

- -----------------------
* The Table of Contents and recording data are not part of the Eighty-Sixth Supplemental Indenture as executed.

                                                             PAGE
Sec. 6.  Denominations and Exchange of the Bonds..........    20

Sec. 7.  Limitation of Principal Amount of Bonds..........    20

Sec. 8.  Issuance of Bonds................................    20


                                 ARTICLE II

                                MISCELLANEOUS

Sec. 1.  Indenture Affirmed as Supplemented...............    20

Sec. 2.  Execution of Counterparts........................    21

Sec. 3.  Recitals are by Company..........................    21

Sec. 4.  Names and Addresses of Debtor and Secured Party..    21

Sec. 5.  Reliance on Certificates of State Trustee........    21

Sec. 6.  Receipt by the Company...........................    21

Signatures and Seals......................................    22

Acknowledgments...........................................    23

Certificate of Residence..................................    25

Recordation Data..........................................    26


          This EIGHTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of the 1st day of October, 1993 (but executed on the dates hereinafter shown), is made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (hereinafter called the "Company"), party of the first part, and CHEMICAL BANK, a corporation of the State of New York (hereinafter called the "Trustee"), party of the second part;

          WITNESSETH:

          WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (the "Original Indenture"), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which Chemical Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture, and by said Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

          WHEREAS, the Original Indenture has been supplemented by eighty-five supplemental indentures specifically subjecting to the lien of the Original Indenture as though included in the granting clause thereof certain property in said supplemental indentures specifically described and amending and modifying the provisions of the Original Indenture (the Original Indenture, as amended, modified and supplemented by all of the indentures supplemental thereto, including this Supplemental Indenture, is hereinafter called the "Indenture"); and

          WHEREAS, the Original Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to any coupon bonds to be substantially in the forms set forth therein with such omissions, variations and insertions as are authorized or permitted by the Original Indenture and determined and specified by the Board of Directors of the Company; and

          WHEREAS, the Company is refinancing certain indebtedness incurred in connection with bonds previously issued by The Delaware Economic Development Authority (the "Authority"), to finance certain improvements to the Company's gas facilities in its utility service area, said refinancing to be accomplished through the issuance by the Authority of a separate issue of its revenue bonds designated Variable Rate Demand Gas Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 1993C (the "State Revenue Bonds") pursuant to the terms of a Financing Agreement dated as of

October 1, 1993, between the Authority and the Company (the "Financing Agreement"); and

          WHEREAS, under the terms of a Pledge Agreement between the Company and The Bank of New York, as trustee for the State Revenue Bonds, the Company is required to deliver its First Mortgage Bonds to provide for and secure the payment of the State Revenue Bonds; and

          WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create a series of bonds to be designated as First Mortgage Bonds, Gas Facilities Refunding Series 1993C due October 1, 2028 (hereinafter sometimes referred to as the "1993C Gas Facilities Refunding Bonds" or the "bonds of the 1993C Gas Facilities Refunding Series"), which bonds of the 1993C Gas Facilities Refunding Series are to be substantially in the following form with such additional identification as may be advisable to distinguish each separate series:

                           [FORM OF FACE OF BOND]

                       DELMARVA POWER & LIGHT COMPANY

                             FIRST MORTGAGE BOND

                     Gas Facilities Refunding Series 1993C
                             Due October 1, 2028

Number:

Maturity Date:  October 1, 2028

Interest Rate:  0%

Registered Owner:

Principal Amount:
Dollars


          DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (hereinafter called the Company), for value received, hereby promises to pay to the Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above in lawful money of the United States of America at the corporate trust office of the State Trustee (as hereinafter defined).

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

          IN WITNESS WHEREOF, DELMARVA POWER & LIGHT COMPANY has caused this bond to be signed in its name with the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

Seal:


Attest:                             DELMARVA POWER & LIGHT COMPANY


                                    By
- --------------------------------       --------------------------------
    Secretary                                  President

                    Trustee's Authentication Certificate

          This bond is one of the bonds of the series herein designated, provided for in the within-mentioned mortgage.

                                    Chemical Bank, Trustee



                                    By
                                      ---------------------------------
                                            Authorized Officer

                           [FORM OF REVERSE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY
                              FIRST MORTGAGE BOND

                     Gas Facilities Refunding Series 1993C

                              Due October 1, 2028


          This bond is one of an issue of bonds of the Company (herein referred to as the "bonds"), not limited in principal amount, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as First Mortgage Bonds, Gas Facilities Refunding Series 1993C due October 1, 2028 (herein sometimes referred to as "bonds of the 1993C Gas Facilities Refunding
Series"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by the Mortgage and Deed of Trust, dated as of October 1, 1943, executed by the Company to THE NEW YORK TRUST COMPANY, as Trustee, to which CHEMICAL BANK, a corporation of the State of New York, is successor Trustee (herein, together with any indentures supplemental thereto, including an Eighty-Sixth
Supplemental Indenture, dated as of October 1, 1993, called the "Mortgage"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage), evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of the bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five percent (75%) in principal amount of the bonds at the time outstanding of the one or more series, taken in the aggregate, affected (determined as provided in the Mortgage), evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this bond at the time and place and in the coin or currency herein prescribed.

          The fully registered bonds of the 1993C Gas Facilities Refunding Series are issuable in denominations of $5,000 and any integral multiple thereof. At the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York and in the manner and subject to the limitations provided in the Mortgage, fully registered bonds of such series may be exchanged for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations, and in each case without payment of any service or other similar charge as provided in the Eighty-Sixth Supplemental Indenture.

          Concurrently with the issuance of the bonds of the 1993C Gas Facilities Refunding Series, The Delaware Economic Development Authority (the "Authority") is issuing its Variable Rate Demand Gas Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 1993C (the "State Revenue Bonds") under and pursuant to an indenture (the "State Indenture") between the Authority and The Bank of New York, as trustee (the "State Trustee", which term shall include its successors in trust, if any, under the State Indenture). The bonds of the 1993C Gas Facilities Refunding Series are issued to the State Trustee under a Pledge Agreement, between the Company and the State Trustee, to provide for and secure the payment of the State Revenue Bonds, the proceeds of which will be loaned to the Company to refinance certain facilities under a Financing Agreement between the Authority and the Company.

          Whenever payment or provision therefor has been made in respect of the principal of and premium, if any, and interest on, all or any portion of the State Revenue Bonds in accordance with the State Indenture, the corresponding amount of principal of the bonds of the 1993C Gas Facilities Refunding Series issued as security therefor, plus an amount equal to ten months' interest thereon computed on the basis of a 360-day year of twelve 30-day months at 15 percent per annum, shall be deemed to have been paid.

          If and whenever the Trustee is notified pursuant to Section 802 of the State Indenture (i) that an event of default, as defined in Section 801 of the State Indenture, has occurred and is continuing, (ii) that the principal of all State Revenue Bonds then outstanding and the interest accrued thereon has been declared due and payable, and (iii) that redemption of all of the bonds of the 1993C Gas Facilities Refunding Series issued as security therefor is demanded, then, as soon as practicable and in any event within five
(5) days of having received notice of such default and of such declaration and such demand, the Trustee shall so notify the Company and, upon receipt of sufficient funds, shall redeem all of such bonds of the 1993C Gas Facilities Refunding Series then outstanding by payment of the principal amount thereof; provided, however, that such requirement of redemption shall be deemed to be waived if, prior to the date fixed for such redemption, the State Trustee has notified the Trustee in writing that such event of default under such State Indenture is waived or cured and the accelerated maturity of such State Revenue Bonds ceases to be effective. The Company covenants that, upon receipt of notice of such redemption from the Trustee, it shall immediately deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993C Gas Facilities Refunding Series. The bonds of the 1993C Gas Facilities Refunding Series also shall be subject to redemption in whole or in part as provided in the Mortgage.

          The holder of this bond, by the acceptance hereof, waives any right to notice of redemption of this bond, in whole or in part, which it may have under any provisions of the Mortgage.

          The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable at maturity or upon redemption or otherwise, and shall comply with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his or her duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, upon surrender and cancellation of this bond, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefore as provided in the Mortgage, and in each case without payment of any service or other similar charge as provided in the Eighty-Sixth

Supplemental Indenture. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of this bond, or for any claim based hereon, or otherwise in respect hereof, or based on, or in respect of, the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage[END OF BOND FORM]; and

          WHEREAS, all acts and things prescribed by law and by the Restated Certificate and Articles of Incorporation, as amended, and By-Laws, as amended, of the Company necessary to make the bonds of the 1993C Gas Facilities Refunding Series, when executed by the Company and authenticated by the Trustee, as in the Indenture provided, valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been performed; and

          WHEREAS, provision is made in Sections 5.11 and 17.01 of the Original Indenture for such further instruments and indentures, supplemental to the Original Indenture, as may be necessary or proper to carry out more effectually the purposes of the Original Indenture, and to subject to the lien of the Original Indenture any property acquired after the date of the Original Indenture and intended to be covered thereby, with the same force and effect as though included in the granting clause thereof, and to add such further covenants, restrictions or conditions for the protection of the mortgaged and pledged property and the holders of the bonds as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the holders of the bonds, and to set forth the terms and provisions of any series of bonds to be issued under the Original Indenture and the form of the bonds and coupons of such series; and the Company since the date of the Original Indenture has acquired additional property not heretofore specifically subjected to the lien of the Original Indenture; and it is desired to add certain further covenants, restrictions and conditions for the protection of the mortgaged and pledged property and the holders of the bonds, as provided in this Eighty-Sixth Supplemental Indenture, which the Board of Directors of the Company and the Trustee consider to be for the protection of the holders of the bonds; and the Company desires to issue the bonds of the 1993C Gas Facilities Refunding Series; and the Company therefore deems it advisable to enter into this Eighty-Sixth Supplemental Indenture in the form and terms hereof; and

          WHEREAS, the execution and delivery of this Eighty-Sixth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Eighty-Sixth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, in the form and terms hereof, have been in all respects duly authorized;

          NOW, THEREFORE, in order further to secure the payment of the principal and interest and premium, if any, of all bonds issued and to be issued under the Original Indenture and any indentures supplemental thereto, including this Eighty-Sixth Supplemental Indenture, according to their tenor, purport and effect and the performance and observance of all the covenants and conditions in the bonds and the Original Indenture and any indentures supplemental thereto, including this Eighty-Sixth Supplemental Indenture, contained and to subject to the lien of the Original Indenture, as so supplemented, with the same force and effect as though included in the granting clause thereof, additional property now owned by the Company, and for and in consideration of the premises and of the sum of One Dollar ($1.00), lawful money of the United States of America, to the Company duly paid by the Trustee at or before the ensealing and delivery hereof, and other valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, the Company has executed and delivered this Eighty-Sixth Supplemental Indenture, and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents does grant, bargain, sell release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein, subject to the provisions of the Indenture, unto CHEMICAL BANK, as trustee, and to its successors in trust and to its and their assigns forever, all the following described properties of the Company, and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenants in common, except as permitted by, and in conformity with, the provision of the Indenture and particularly of Article IX of the Original Indenture:

          All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof or which may be hereafter acquired by it (except such property as in the Original Indenture expressly is excepted from the lien and operation of the Indenture).

          The property covered by this Eighty-Sixth Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property:

          All the electric generating stations, station sites, stations, electric reserve generating stations, substations, substation sites, gas manufacturing plants, ice and cold storage plants, steam plants, hot water plants, hydro-electric stations, hydro-electric station sites, electric transmission lines, electric distribution systems, gas transportation mains, gas distribution systems, steam distribution systems, hot water distribution systems, regulator stations, regulator station sites, office buildings, storeroom buildings, warehouse buildings, boiler houses, plants, plant sites, service plants, coal storage yards, and poleyards now or hereafter owned by the Company, including all electric works, power houses, generators, turbines, boilers, engines, furnaces, retorts, dynamos, buildings, structures, transformers, meters, towers, poles, tower lines, cables, pole lines, tanks, storage holders, regulators, gas works, pipes, pipe lines, mains, pipe fittings, valves, drips, connections, tunnels, conduits, gates, motors, wires, switch racks, switches, brackets, insulators, and all equipment, improvements, machinery, appliances, devices, appurtenances, supplies and miscellaneous property for generating, producing, transforming, converting, storing and distributing electric energy, gas, ice, steam and hot water, and furnishing cold storage, now or hereafter owned by the Company, together with all furniture and fixtures located in the aforesaid buildings, and all land now or hereafter owned by the Company on which the same or any part thereof are situated, and all of the real estate, leases, leaseholds (except the last day of the term of each lease and leasehold), and lands now or hereafter owned by the Company, including land located on or adjacent to any river, stream or other water, together with all flowage rights, flooding rights, water rights, riparian rights, dams and dam sites and rights, flumes, canals, races, raceways, head works and diversion works, and all of the municipal and other franchises, licenses, consents, ordinances, permits, privileges, rights, servitudes, easements and rights-of-way and other rights in or relating to real estate or the occupancy of the same now or hereafter owned by the Company, and all of the other property, real, personal or mixed, now or hereafter owned by the Company, forming a part of any of the foregoing property or used or enjoyed or capable of being used or enjoyed in connection therewith or in anywise appertaining thereto, whether developed or undeveloped, or partially developed, or whether now equipped and operating or not and wherever situated, and all of the Company's presently held or hereafter acquired right, title and interest in and to the land on which the same or any part thereof are situated or adjacent thereto, and all rights for or relating to the construction, maintenance or operation of any of the foregoing property through, over, under or upon any public streets or highways or other lands, public or private, and (except as hereinafter expressly excepted) all the right, title and interest of the Company presently held or hereafter acquired in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described, and, as to all of the foregoing, whether now owned by the Company or hereafter acquired by the Company.

          Without limiting the generality of the foregoing, the parcels of land situate as hereinafter set forth and owned by the Company, and whether used or not used in connection with the Company's operations, which real estate was conveyed to the Company as hereinafter set forth by the following conveyances to which reference is made for a more particular description, to wit:

          No. 1 - All that certain piece, parcel or tract of land situate in the City of Salisbury, Wicomico County, State of Maryland, being more particularly described as "Parcel 'D'--To Be Closed" on a plat entitled "Naylor Mill Road--W. Zion Rd. Widening--Relocation" dated August 31, 1991, and recorded among the Land Records of Wicomico County, Maryland in Plat Cabinet M.S.B. No. 8 Folio 39/156 and was conveyed to Delmarva Power & Light Company by Deed of the City of Salisbury, dated May 3, 1993 and recorded June 3, 1993 in the Land Records of Wicomico County, Maryland, in Deed Book 1340, page 294.

          The above properties and rights are designated "M1141" for the purposes of the Original Indenture and all indentures supplemental thereto. Also all other lands and buildings and improvements thereon erected hereafter acquired.

          Also without limiting the generality of the foregoing, the easements and rights of way and other rights in or relating to real estate or the occupancy of the same owned by the Company, and whether used or not used in connection with the Company's operations, which were conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:



State and County
- ----------------
DELAWARE
   Kent

                 Deed Records                      Deed Records
    Received     ------------       Received       ------------
   for Record    Book     Page      for Record     Book    Page
   ------------- ----     ----      ----------     ----    ----
    05/27/93     MTS 053   018       5/27/93       MTS 053  022
    05/27/93     MTS 053   020



State and County
- ----------------
DELAWARE
   New Castle

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     01/25/93         1463       348      05/28/93            1530       043
     01/25/93         1464       008      05/28/93            1530       045
     01/25/93         1464       010      06/08/93            1535       231
     03/29/93         1495       101      07/07/93            1552       016
     03/30/93         1496       030      07/07/93            1552       018
     03/30/93         1496       032      07/07/93            1552       020
     03/30/93         1496       034      07/07/93            1552       022
     03/30/93         1496       036      07/07/93            1552       024
     03/30/93         1496       038      07/07/93            1552       026
     03/30/93         1496       041      07/07/93            1552       028
     03/30/93         1496       044      07/07/93            1552       030
     03/30/93         1496       047      07/07/93            1552       032
     03/30/93         1496       051      07/07/93            1552       035
     04/28/93         1511       099      07/29/93            1563       191
     04/28/93         1511       103      07/29/93            1563       193
     05/13/93         1520       169      07/29/93            1563       195
     05/19/93         1523       344      07/29/93            1563       197
     05/19/93         1523       347      07/29/93            1563       199
     05/19/93         1523       349      07/29/93            1563       201
     05/19/93         1524       001      07/29/93            1563       203
     05/19/93         1524       032      07/29/93            1563       205
     05/19/93         1524       033      07/29/93            1563       207
     05/19/93         1524       035      07/29/93            1563       210
     05/19/93         1524       037      07/29/93            1563       212
     05/28/93         1530       032      07/29/93            1563       214
     05/28/93         1530       036      07/29/93            1563       216
     05/28/93         1530       039      07/29/93            1563       218
     05/28/93         1530       041      07/29/93            1563       220
                                          07/29/93            1563       226
                                          07/29/93            1563       253




     State and County
     ----------------
     DELAWARE
        Sussex

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/05/93        DDG 1910    148       06/02/93             DDG 1915  056
     05/05/93        DDG 1910    150       06/02/93             DDG 1915  058
     05/05/93        DDG 1910    152       06/02/93             DDG 1915  060
     05/05/93        DDG 1910    154       06/02/93             DDG 1915  062
     06/02/93        DDG 1915    034       06/02/93             DDG 1915  064
     06/02/93        DDG 1915    036       06/11/93             DDG 1916  230
     06/02/93        DDG 1915    038       07/09/93             DDG 1922  047
     06/02/93        DDG 1915    040       07/09/93             DDG 1922  049
     06/02/93        DDG 1915    042       07/09/93             DDG 1922  051
     06/02/93        DDG 1915    044       07/09/93             DDG 1922  053
     06/02/93        DDG 1915    046       07/09/93             DDG 1922  056
     06/02/93        DDG 1915    048       07/09/93             DDG 1922  058
     06/02/93        DDG 1915    050       07/09/93             DDG 1922  060
     06/02/93        DDG 1915    052       07/09/93             DDG 1922  062
     06/02/93        DDG 1915    054       07/29/93             DDG 1925  310
                                           07/29/93             DDG 1925  312



     State and County
     ----------------
     MARYLAND
        Caroline

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     03/02/93        FDM 252     016       06/28/93             FDM 253   217
     05/03/93        FDM 252     614       06/28/93             FDM 253   219
     05/06/93        FDM 252     658       07/29/93             FDM 254   203
     05/27/93        FDM 252     843       07/29/93             FDM 254   205
     05/27/93        FDM 252     845       07/29/93             FDM 254   207
     06/28/93        FDM 253     215



     State and County
     ----------------
     MARYLAND
        Kent

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/03/93        MLM 038     560       06/28/93             MLM 042   196
     05/03/93        MLM 038     562       06/28/93             MLM 042   198
     05/03/93        MLM 038     564       06/28/93             MLM 042   200
     05/03/93        MLM 038     566       06/28/93             MLM 042   202
     05/03/93        MLM 038     568       06/28/93             MLM 042   204
     05/03/93        MLM 038     570       06/28/93             MLM 042   206
     05/03/93        MLM 038     572       06/28/93             MLM 042   208
     05/03/93        MLM 038     574       06/28/93             MLM 042   210
     05/27/93        MLM 040     162       06/28/93             MLM 042   212
     05/27/93        MLM 040     164       06/28/93             MLM 042   214
     05/27/93        MLM 040     166       06/28/93             MLM 042   216
     05/27/93        MLM 040     168       06/28/93             MLM 042   218
     05/27/93        MLM 040     170       06/28/93             MLM 042   220
     05/27/93        MLM 040     172       06/28/93             MLM 042   222
     06/17/93        MLM 041     419       06/28/93             MLM 042   224
     06/28/93        MLM 042     188       07/29/93             MLM 043   543
     06/28/93        MLM 042     190       07/29/93             MLM 043   545
     06/28/93        MLM 042     192       07/29/93             MLM 043   547
     06/28/93        MLM 042     194       07/29/93             MLM 043   549




     State and County
     ----------------
     MARYLAND
        Queen Annes

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/03/93        MWM 425     847       07/29/93             MWM 434   359
     05/03/93        MWM 425     850       07/29/93             MWM 434   361
     05/03/93        MWM 425     852       07/29/93             MWM 434   363
     05/03/93        MWM 425     854       07/29/93             MWM 434   365
     05/03/93        MWM 425     856       07/29/93             MWM 434   367
     05/03/93        MWM 425     858       07/29/93             MWM 434   369
     05/03/93        MWM 425     860       07/29/93             MWM 434   371
     05/03/93        MWM 425     862       07/29/93             MWM 434   373
     06/28/93        MWM 431     123       07/29/93             MWM 434   375
     06/28/93        MWM 431     126       07/29/93             MWM 434   377
     06/28/93        MWM 431     128       07/29/93             MWM 434   379
     06/28/93        MWM 431     130       07/29/93             MWM 434   381
     07/29/93        MWM 434     328       07/29/93             MWM 434   383
     07/29/93        MWM 434     330       07/29/93             MWM 434   385
     07/29/93        MWM 434     332       07/29/93             MWM 434   387
     07/29/93        MWM 434     335       07/29/93             MWM 434   389
     07/29/93        MWM 434     337       07/29/93             MWM 434   391
     07/29/93        MWM 434     339       07/29/93             MWM 434   393
     07/29/93        MWM 434     341       07/29/93             MWM 434   395
     07/29/93        MWM 434     343       07/29/93             MWM 434   397
     07/29/93        MWM 434     345       07/29/93             MWM 434   399
     07/29/93        MWM 434     347       07/29/93             MWM 434   401
     07/29/93        MWM 434     349       07/29/93             MWM 434   403
     07/29/93        MWM 434     351       07/29/93             MWM 434   405
     07/29/93        MWM 434     353       07/29/93             MWM 434   407
     07/29/93        MWM 434     355       07/29/93             MWM 434   409
     07/29/93        MWM 434     357       07/29/93             MWM 434   411
                                           07/29/93             MWM 434   413




     State and County
     ----------------
     MARYLAND
     ---------
        Somerset

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/28/93        ITP 411     939       06/28/93             ITP 412   659
     05/28/93        ITP 411     941       07/30/93             ITP 413   322
     05/28/93        ITP 411     943       07/30/93             ITP 413   324
     06/28/93        ITP 412     655       07/30/93             ITP 413   326
     06/28/93        ITP 412     657



     State and County
     ----------------
     MARYLAND
     --------
        Talbot

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/05/93        MAS 750     148       07/29/93             MAS 756   111
     05/05/93        MAS 750     150       07/29/93             MAS 756   113
     05/05/93        MAS 750     152       07/29/93             MAS 756   115
     06/28/93        MAS 753     977       07/29/93             MAS 756   117
     07/29/93        MAS 756     109       08/18/93             MAS 757   450



     State and County
     ----------------
     MARYLAND
        Wicomico

                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----

     03/22/93        MSB 1330    616       05/12/93             MSB 1337  332
     03/22/93        MSB 1330    618       05/12/93             MSB 1337  334
     03/22/93        MSB 1330    620       05/28/93             MSB 1339  584
     03/22/93        MSB 1330    622       05/28/93             MSB 1339  586
     03/22/93        MSB 1330    625       05/28/93             MSB 1339  588
     03/22/93        MSB 1330    627       05/28/93             MSB 1339  590
     05/12/93        MSB 1337    326       05/28/93             MSB 1339  592
     05/12/93        MSB 1337    328       05/28/93             MSB 1339  600
     05/12/93        MSB 1337    330       05/28/93             MSB 1339  602



    State and County
    ----------------
    MARYLAND
       Worchester


                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/12/93          RHO 1930  118       06/07/93            RHO 1938  408
     05/12/93          RHO 1930  122       06/07/93            RHO 1938  411
     05/12/93          RHO 1930  126       07/30/93            RHO 1956  560
     05/12/93          RHO 1930  129       07/30/93            RHO 1956  562



    State and County
    ----------------
    VIRGINIA
       Accomack


                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----

      05/03/93         SHC 0641  215       07/30/93             SHC 0646  692
      05/03/93         SHC 0641  218       07/30/93             SHC 0646  695
      05/03/93         SHC 0641  221       07/30/93             SHC 0646  698
      05/28/93         SHC 0642  493       07/30/93             SHC 0646  701
      05/28/93         SHC 0642  496       07/30/93             SHC 0646  704
      06/28/93         SHC 0644  414       07/30/93             SHC 0646  707
      06/28/93         SHC 0644  417




VIRGINIA
   Northampton


                        Deed Records                            Deed Records
      Received          ------------       Received             ------------
     for Record        Book     Page      for Record           Book     Page
     ----------        ----     ----      ----------           ----     ----
     05/04/93          KFA 260   855       05/04/93            KFA 260   859
     05/04/93          KFA 260   857


          Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

          IT IS HEREBY AGREED by the Company that all property, rights and franchises acquired by the Company after the date hereof (except any in the Original Indenture expressly excepted) shall (subject to the provisions of
Section 9.01 of the Original Indenture and to the extent permitted by law) be as fully embraced within the lien of the Original Indenture and any indentures supplemental thereto, including this Eighty-Sixth Supplemental Indenture, as if such property, rights and franchises were at the time of the execution of the Original Indenture owned by the Company and/or specifically described therein and conveyed thereby and as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;

          Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Sixth Supplemental Indenture, viz.:
(1) cash and shares of stock and certificates or evidence of interest therein and obligations (including bonds, notes and other securities) not, in or pursuant to the Original Indenture or any indenture supplemental thereto, including this Eighty-Sixth Supplemental Indenture, specifically pledged or deposited or delivered or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies held or acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; and (3) all judgments, contracts, accounts and choses in action, the proceeds of which the Company is not obligated as in the Original Indenture provided to deposit with the Trustee hereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Sixth Supplemental Indenture, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall take possession of the mortgaged and pledged property in the manner provided in
Article X of the Original Indenture, by reason of the occurrence of a completed default, as defined in Article X of the Original Indenture.

          TO HAVE AND TO HOLD all such properties, real, personal, or mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trusts created in the Indenture and its and their assigns foreover;

          SUBJECT, HOWEVER, to any reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes, franchises and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein;

          IN TRUST NEVERTHELESS upon the terms, trusts, uses and purposes specifically set forth in the Indenture; this Eighty-Sixth Supplemental Indenture being made for the purpose, inter alia, of subjecting the real estate
                                      ----- ----
and premises and other property above described to the lien and operation of the Indenture, so that the same shall be held specifically by the Trustee under and subject to the terms and conditions of the Indenture in identically the same manner and for the same trusts, uses and purposes, as though the said real estate and premises and other property had been specifically described in the Original Indenture.

          AND IT IS HEREBY FURTHER COVENANTED AND AGREED and the Company and the Trustee have mutually agreed, in consideration of the premises, as follows:

                                   ARTICLE I

              DESIGNATION, PROVISIONS, DENOMINATIONS AND ISSUANCE
             OF BONDS OF THE 1993C GAS FACILITIES REFUNDING SERIES

          SECTION 1. A series of bonds of the Company issuable and secured by the Indenture is hereby created and authorized, which series shall be designated "First Mortgage Bonds, Gas Facilities Refunding Series 1993C due October 1, 2028". All bonds of the 1993C Gas Facilities Refunding Series shall be fully registered bonds.

          Each bond of the 1993C Gas Facilities Refunding Series shall mature, subject to prior redemption, upon the terms and conditions hereinafter set forth, on October 1, 2028.

          The principal of the bonds of the 1993C Gas Facilities Refunding Series shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and such principal shall be payable at the corporate trust office of the State Trustee (as hereinafter defined).

          SECTION 2. The bonds of the 1993C Gas Facilities Refunding Series shall be registered in the name of the State Trustee, as trustee under an Indenture of Trust, dated as of October 1, 1993, (the "State Indenture") between the Authority and The Bank of New York (including its successors in trust, if any, under the State Indenture, the "State Trustee") relating to the State Revenue Bonds. The bonds of the 1993C Gas Facilities Refunding Series are issued to provide for, and secure, the payment of the State Revenue Bonds, the proceeds of which will be used to refinance certain gas facilities located in the Company's gas distribution system in New Castle County, Delaware, under the Financing Agreement. The principal of, and premium, if any, and interest on, the State Revenue Bonds are payable from payments made by the Company of principal of, and premium on, if any, the bonds of the 1993C Gas Facilities Refunding Series.

          SECTION 3. Whenever payment or provision therefor has been made in respect of the principal of and premium, if any, and interest on, all or any portion of the State Revenue Bonds in accordance with the State Indenture, the corresponding amount of principal of the bonds of the 1993C Gas Facilities Refunding Series issued as security therefor, plus an amount equal to ten months' interest thereon computed on the basis of a 360-day year of twelve 30-day months at 15 percent per annum, shall be deemed to have been paid. The bonds of the 1993C Gas Facilities Refunding Series shall be deemed paid in full and shall be cancelled whenever payment or provision therefor has been made in respect of the principal of, and premium, if any, and interest on, all of the State Revenue Bonds in accordance with the State Indenture. In such event, the Company shall deliver the bonds of the 1993C Gas Facilities Refunding Series to the Trustee.

          The Trustee may conclusively assume that the obligation of the Company to make payments on the bonds of the 1993C Gas Facilities Refunding Series shall have been fully satisfied and discharged in a timely manner unless and until the Trustee shall have received a written notice to the contrary from the State Trustee, which notice shall state the date such payment was due, the amount of such payment, and the purpose for which such payment was to have been made.

          SECTION 4.  (a) Mandatory Redemption Upon Redemption of State Revenue
                          -----------------------------------------------------
Bonds.  On any date on which the State Revenue Bonds shall be mandatorily
- -----
redeemed in whole or in part, a corresponding amount of the principal of the bonds of the 1993C Gas Facilities Refunding Series issued as security therefor, plus an amount equal to ten months' interest thereon computed on the basis of a 360-day year of twelve 30-day months at 15 percent per annum, shall be redeemed at the same redemption price as shall be payable on the State Revenue Bonds then to be redeemed. The Company covenants that it shall deposit with the State Trustee on behalf of the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993C Gas Facilities Refunding Series so to be redeemed on each date on which they are to be redeemed.

          (b)  Mandatory Redemption upon Acceleration of State Revenue Bonds.
               -------------------------------------------------------------
If and whenever the Trustee is notified pursuant to Section 802 of the State Indenture (i) that an event of default, as defined in Section 801 of the State Indenture, has occurred and is continuing, (ii) that the principal of all State Revenue Bonds then outstanding and the interest accrued thereon has been declared due and payable and (iii) that the redemption of the bonds of the 1993C Gas Facilities Refunding Series is demanded, then as soon as practicable, and in any event within five (5) days of having received notice of such default and of such declaration and such demand, the Trustee shall so notify the Company and, upon receipt of sufficient funds, shall redeem all of the bonds of the 1993C Gas Facilities Refunding Series then outstanding upon payment of the principal amount thereof; provided, however, that such requirement of redemption shall be deemed to be waived, if, prior to the date fixed for such redemption, the State Trustee has notified the Trustee in writing that such event of default under the State Indenture is waived or cured and the accelerated maturity of the State Revenue Bonds ceases to be effective. The Company covenants that, upon receipt of notice of such redemption from the Trustee, it shall immediately deposit with the State Trustee on behalf of the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993C Gas Facilities Refunding Series.

          (c) The Trustee shall not be deemed to have received a redemption notice and demand from the State Trustee under Section 4(b), unless such notice and demand shall have been signed by the President, a Vice President, an Assistant Vice President, a Trust Officer or an Assistant Trust Officer of the State Trustee and shall have been delivered to the Trustee at its principal corporate trust office addressed to the attention of its Corporate Trust Administration Department.

          (d) Notwithstanding any other provisions of the Indenture, the bonds of the 1993C Gas Facilities Refunding Series are subject to redemption only as provided in this Section 4.

          SECTION 5. Each holder of bonds of the 1993C Gas Facilities Refunding Series, by the acceptance thereof, has waived any rights to notice of redemption of such bonds. Therefore, the Trustee shall not give such notice to the holder of such bonds, notwithstanding any other provisions of the Indenture.

          SECTION 6. Bonds of the 1993C Gas Facilities Refunding Series shall be issuable in the denominations of $5,000 and integral multiples thereof. Bonds of the 1993C Gas Facilities Refunding Series may be exchanged at the option of the holders thereof, for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations.

          No service or other similar charge shall be made for any exchange, transfer, or registration of the bonds of the 1993C Gas Facilities Refunding Series, but the Company may require payment of a sum sufficient to cover any tax or taxes or other governmental charges required to be paid by the Company in relation thereto.

          SECTION 7. The principal amount of the bonds of the 1993C Gas Facilities Refunding Series which may be authenticated and delivered hereunder is limited in aggregate principal amount to $17,500,000.

          SECTION 8. Bonds of the 1993C Gas Facilities Refunding Series in the aggregate principal amount of $17,500,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered, either before or after the recording hereof, in accordance with the request of the Company, signed in the name of the Company by its President, or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, upon compliance by the Company with the applicable provisions of Articles III and IV of the Original Indenture, as amended.


                                   ARTICLE II

                                 MISCELLANEOUS

          SECTION 1. As supplemented and amended by the aforesaid supplemental indentures and as supplemented and amended by this Eighty-Sixth Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Eighty-Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 2. This Eighty-Sixth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          SECTION 3. The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

          SECTION 4. The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are Chemical Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10001, Attn: Corporate Trustee Administration Department.

          SECTION 5. The Trustee may conclusively rely on, and shall be protected in acting upon, any certificate, opinion, notice, demand, waiver, request, consent, report, or other paper or document signed by the President, a Vice President, or a Trust Officer of the State Trustee.

          SECTION 6. The Company acknowledges that it received a true and correct copy of this Eighty-Sixth Supplemental Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of October 1, 1993.

                               DELMARVA POWER & LIGHT COMPANY


Date of Execution          By/s/ B. S. Graham
September 30, 1993           -------------------------------
                             B. S. GRAHAM, VICE PRESIDENT

[Seal]
                           Attest:


                             /s/ D. P. Connelly
                             -------------------------------
                             D. P. CONNELLY, SECRETARY


                               CHEMICAL BANK


Date of Execution          By/s/ John Generale
October 4, 1993              -------------------------------
                             JOHN GENERALE, VICE PRESIDENT

[Seal]

                           Attest:


                             /s/ G. John Kirsch
                             -------------------------------
                             G. JOHN KIRSCH, TRUST OFFICER

STATE OF DELAWARE    )
                     )  SS.
NEW CASTLE COUNTY    )


          BE IT REMEMBERED that on this 30th day of September A.D. 1993, personally came before me, a notary public for the State of Delaware, B. S. Graham, Vice President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, party to the foregoing instrument, known to me personally to be such, and acknowledged the said instrument to be her own act and deed and the act and deed of said corporation; that the signature of said Vice President is in her own proper handwriting; that the seal affixed is the common or corporate seal of the said corporation; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of said corporation.

           GIVEN under my hand and official seal the day and year aforesaid.

                       /s/ Sheryl R. Hynson
                       ---------------------------------
                       Notary Public, State of Delaware
                       My Commission expires March 16, 1995

[Seal]



                                CERTIFICATION
                                -------------


          This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.



                       /s/ Donna J. Quisenberry
                       ---------------------------------

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )



          BE IT REMEMBERED that on this 4th day of October A.D. 1993, personally came before me, a Notary Public for the State of New York, John Generale, Vice President of CHEMICAL BANK, a corporation of the State of New York, party to the foregoing instrument, known to me personally to be such, and acknowledged the said instrument to be his own act and deed and the act and deed of said corporation; that the signature of said Vice President is his own proper handwriting; that the seal affixed is the common or corporate seal of said corporation; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of said Corporation.

           GIVEN under my hand and official seal the day and year aforesaid.


                       /s/ James Foley
                       ---------------------------------
                       Notary Public, State of New York
                       No. 31-6348400
                       Qualified in New York County
                       My Commission Expires August 31, 1994

[Seal]

                            CERTIFICATE OF RESIDENCE


          CHEMICAL BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 W. 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

                                   CHEMICAL BANK



                                   By:/s/ G. John Kirsch
                                      ------------------------------
                                      G. JOHN KIRSCH
                                      Trust Officer

                                RECORDATION DATA


          Executed Counterparts of the Eighty-Sixth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:


                                      Mortgage Records
                     Received         ----------------
State and County    for Record        Book        Page
                    ----------        ----        ----

DELAWARE:
    Kent              10/08/93         L-047       228
    New Castle        10/08/93         3073        047
    Sussex            10/08/93         1828        210
PENNSYLVANIA:
    Adams             10/06/93          789        046
    Armstrong         10/07/93         1335        172
    Bedford           10/06/93          535        144
    Blair             10/07/93         1086        699
    Cambria           10/07/93          848        089
    Cumberland        10/08/93         1169        397
    Delaware          10/07/93         1155       1486
    Franklin          10/07/93          909        274
    Huntingdon        10/06/93          337        067
    Indiana           10/06/93          477        127
    Lancaster         10/06/93         4075        542
    Westmoreland      10/06/93         3229        283
    York              10/06/93          734        656
NEW JERSEY:
    Burlington        10/12/93         5273        065
    Camden            10/12/93         4073        917
    Gloucester        10/12/93         2497        173
    Mercer            10/13/93         2907        155
    Middlesex         10/12/93         4554        445
    Salem             10/12/93          740        084
    Somerset          10/12/93         2324        485
    Warren            10/12/93         1445        149
MARYLAND:
    Caroline          10/12/93          257        095
    Cecil             10/12/93          457        054
    Dorchester        10/07/93          294        130
    Kent              10/12/93          047        180
    Queen Anne's      10/08/93          441        153
    Somerset          10/08/93          414        922
    Talbot            10/08/93          761        384
    Wicomico          10/07/93         1358        277
    Worcester         10/08/93         1979        470
VIRGINIA:
    Accomack          10/08/93          651        485
    Northampton       10/08/93          263        705
